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Service Request
                                                                   EXHIBIT 10(e)

      P L A T I N U M
---------------------
             Investor
---------------------
AMERICAN GENERAL LIFE
---------------------
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
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Platinum Investor - Fixed Division                            Neuberger Berman Advisers Management Trust
                                                              ------------------------------------------
     .  Division 125 - Declared Fixed Interest Account             .  Division 241 - Mid-Cap Growth

Platinum Investor - Variable Divisions                        North American Funds Variable Product Series I
                                                              ----------------------------------------------
AIM Variable Insurance Funds                                       .  Division 128 - International Equities
----------------------------                                       .  Division 129 - MidCap Index
     .  Division 126 - AIM V.I. International Equity               .  Division 130 - Money Market
     .  Division 127 - AIM V.I. Value                              .  Division 225 - Nasdaq-100 Index
                                                                   .  Division 227 - Science & Technology
American Century Variable Portfolios, Inc.                         .  Division 226 - Small Cap Index
------------------------------------------                         .  Division 131 - Stock Index
     .  Division 224 - VP Value
                                                              PIMCO Variable Insurance Trust
Ayco Series Trust                                             ------------------------------
-----------------                                                  .  Division 243 - PIMCO Real Return Bond
     .  Division 228 - Ayco Large Cap Growth Fund I                .  Division 242 - PIMCO Short-Term Bond
                                                                   .  Division 244 - PIMCO Total Return Bond
Dreyfus Investment Portfolios
-----------------------------                                 Putnam Variable Trust
     .  Division 229 - MidCap Stock                           ---------------------
                                                                   .  Division 137 - Putnam VT Diversified Income
Dreyfus Variable Investment Fund                                   .  Division 138 - Putnam VT Growth and Income
--------------------------------                                   .  Division 139 - Putnam VT Int'l Growth and Income
     .  Division 132 - Quality Bond
     .  Division 133 - Small Cap                              SAFECO Resource Series Trust
                                                              ----------------------------
Fidelity Variable Insurance Products Fund                          .  Division 140 - Equity
-----------------------------------------                          .  Division 141 - Growth Opportunities
     .  Division 233 - VIP Asset Manager
     .  Division 232 - VIP Contrafund                         The Universal Institutional Funds, Inc.
     .  Division 230 - VIP Equity-Income                      ---------------------------------------
     .  Division 231 - VIP Growth                                  .  Division 135 - Equity Growth
                                                                   .  Division 136 - High Yield
Janus Aspen Series - Service Shares
-----------------------------------                           Vanguard Variable Insurance Fund
     .  Division 236 - Aggressive Growth                      --------------------------------
     .  Division 234 - International Growth                        .  Division 245 - High Yield Bond
     .  Division 235 - Worldwide Growth                            .  Division 246 - REIT Index

J. P. Morgan Series Trust II                                  Van Kampen Life Investment Trust
----------------------------                                  --------------------------------
     .  Division 237 - J. P. Morgan Small Company                  .  Division 142 - Strategic Stock

MFS Variable Insurance Trust                                  Warburg Pincus Trust
----------------------------                                  --------------------
     .  Division 239 - MFS Capital Opportunities                   .  Division 247 - Small Company Growth
     .  Division 134 - MFS Emerging Growth
     .  Division 240 - MFS New Discovery
     .  Division 238 - MFS Research
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                                           AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
 Complete and return this request to:
Variable Universal Life Operations             Member American General Financial Group                         AMERICAN
 PO Box 4880 Houston, TX. 77210-4880                                                                              GENERAL
  (888) 325-9315 or Hearing Impaired                        Houston, Texas                                        FINANCIAL GROUP
       (TDD): (888) 436-5258
    Toll-Free Fax: (877) 445-3098          VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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
[ ] POLICY               1.| POLICY #:___________________________________________________  INSURED:_________________________________
    IDENTIFICATION         |
                           | ADDRESS:________________________________________________________________________ New Address (yes)(no)
COMPLETE THIS SECTION      |
  FOR ALL REQUESTS.        | Primary Owner (If other than insured):__________________________________________
                           |
                           | Address:________________________________________________________________________ New Address (yes)(no)
                           |
                           | Primary Owner's S.S. No. or Tax I.D. No._____________________________ Phone Number: (  )____ - ______
                           |
                           | Joint Owner (If applicable):____________________________________________________
                           |
                           | Address:________________________________________________________________________ New Address (yes)(no)
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[ ] NAME                 2.|
    CHANGE                 | Change Name Of: (Circle One)       Insured    Owner      Payor     Beneficiary
                           |
Complete this section if   | Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
 the name of the Insured,  |
Owner, Payor or Beneficiary| _________________________________________           _________________________________________________
 has changed. (Please note,|
 this does not change the  |
 Insured, Owner, Payor or  | Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
 Beneficiary designation)  |
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[ ] CHANGE IN            3.| INVESTMENT DIVISION                      PREM    DED      INVESTMENT DIVISION            PREM     DED
    ALLOCATION             | (125)-Declared Fixed Interest Account   _____%  _____%    North American Funds Variable
                           |                                                           Product Series I
  Use this section to      | AIM Variable Insurance Funds                              (128) International Equities  _____%  _____%
indicate how premiums or   | (126) AIM V.I. International Equity     _____%  _____%    (129) MidCap Index            _____%  _____%
 monthly deductions are to | (127) AIM V.I. Value                    _____%  _____%    (130) Money Market            _____%  _____%
   be allocated. Total     |                                                           (225) Nasdaq-100 Index        _____%  _____%
    allocation in each     | American Century Variable Portfolios, Inc.                (227) Science & Technology    _____%  _____%
 column must equal 100%;   | (224) VP Value                          _____%  _____%    (226) Small Cap Index         _____%  _____%
   whole numbers only.     |                                                           (131) Stock Index             _____%  _____%
                           | Ayco Series Trust
                           | (228) Ayco Large Cap Growth Fund I      _____%  _____%    PIMCO Variable Insurance Trust
                           |                                                           (243) PIMCO Real Return Bond  _____%  _____%
                           | Dreyfus Investment Portfolios                             (242) PIMCO Short-Term Bond   _____%  _____%
                           | (229) MidCap Stock                      _____%  _____%    (244) PIMCO Total Return Bond _____%  _____%
                           |
                           | Dreyfus Variable Investment Fund                          Putnam Variable Trust
                           | (132) Quality Bond                      _____%  _____%    (137) Putnam VT Diversified
                           | (133) Small Cap                         _____%  _____%     Income                       _____%  _____%
                           |                                                           (138) Putnam VT Growth and
                           | Fidelity Variable Insurance Products Fund                  Income                       _____%  _____%
                           | (233) VIP Asset Manager                 _____%  _____%    (139) Putnam VT Int'l Growth
                           | (232) VIP Contrafund                    _____%  _____%     and Income                   _____%  _____%
                           | (230) VIP Equity-Income                 _____%  _____%
                           | (231) VIP Growth                        _____%  _____%    SAFECO Resource Series Trust
                           |                                                           (140) Equity                  _____%  _____%
                           | Janus Aspen Series--Service Shares                        (141) Growth Opportunities    _____%  _____%
                           | (236) Aggressive Growth                 _____%  _____%
                           | (234) International Growth              _____%  _____%    The Universal Institutional Funds, Inc.
                           | (235) Worldwide Growth                  _____%  _____%    (135) Equity Growth           _____%  _____%
                           |                                                           (136) High Yield              _____%  _____%
                           | J. P. Morgan Series Trust II
                           | (237) J. P. Morgan Small Company        _____%  _____%    Vanguard Variable Insurance Fund
                           |                                                           (245) High Yield Bond         _____%  _____%
                           | MFS Variable Insurance Trust                              (246) REIT Index              _____%  _____%
                           | (239) MFS Capital Opportunities         _____%  _____%
                           | (134) MFS Emerging Growth               _____%  _____%    Van Kampen Life Investment Trust
                           | (240) MFS New Discovery                 _____%  _____%    (142) Strategic Stock         _____%  _____%
                           | (238) MFS Research                      _____%  _____%
                           |                                                           Warburg Pincus Trust
                           | Neuberger Berman Advisers Management Trust                (247) Small Company Growth    _____%  _____%
                           | (241) Mid-Cap Growth                    _____%  _____%    Other: ___________________    _____%  _____%
                           |                                                                                           100%    100%
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[ ] MODE OF PREMIUM      4.|
    PAYMENT/BILLING        | Indicate frequency and premium amount desired: $______ Annual  $______ Semi-Annual  $_______ Quarterly
    METHOD CHANGE          |
                           |                                                $______ Monthly (Bank Draft Only)
Use this section to change |
the billing frequency and/ | Indicate billing method desired:_____ Direct Bill ______ Pre-Authorized Bank Draft (attach a Bank Draft
or method of premium pay-  |                                                          Authorization Form and "Void" Check)
 ment. Note, however, that |
AGL will not bill you on a | Start Date: ______/______/_____
direct monthly basis. Refer|
to your policy and its     |
 related prospectus for    |
further information        |
concerning minimum premiums|
and billing options.       |
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[ ] LOST POLICY          5.|
    CERTIFICATE            | I/we hereby certify that the policy of insurance for the listed policy has been ____LOST_____DESTROYED
                           |                                                                                         _____OTHER.
Complete this section if   | Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate |
 of Insurance or duplicate |            _________ Certificate of Insurance at no charge
policy to replace a lost or|
misplaced policy. If a full|            _________ Full duplicate policy at a charge of $25
 duplicate policy is being |
requested, a check or money|  be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
order for $25 payable to   |  policy  to AGL for cancellation.
 AGL must be submitted with|
      this request.        |
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[ ]  DOLLAR COST         6.| Designate the day of the month for transfers:_________(choose a day from 1-28)
     AVERAGING             |
($5,000 minimum initial    | Frequency of transfers (check one): _______Monthly  _______Quarterly ______Semi-Annually _____Annually
accumulation value) An     |
 amount may be deducted    | I want: $___________($100 minimum) taken from the Money Market Division and transferred to the
periodically from the      | following Divisions:
Money Market Division and  |
placed in one or more of   | AIM Variable Insurance Funds                              North American Funds Variable
the Divisions listed. The  | (126) AIM V.I. International Equity     $_____________    Product Series I
 Declared Fixed Interest   | (127) AIM V.I. Value                    $_____________    (128) International Equities  $_____________
 Account is not available  |                                                           (129) MidCap Index            $_____________
 for Dollar Cost Averaging.| American Century Variable Portfolios, Inc.                (225) Nasdaq-100 Index        $_____________
Please refer to the pros-  | (224) VP Value                          $_____________    (227) Science & Technology    $_____________
 pectus for more infor-    |                                                           (226) Small Cap Index         $_____________
 mation on the Dollar Cost | Ayco Series Trust                                         (131) Stock Index             $_____________
   Averaging Option.       | (228) Ayco Large Cap Growth Fund I      $_____________
                           |                                                           PIMCO Variable Insurance Trust
                           | Dreyfus Investment Portfolios                             (243) PIMCO Real Return Bond  $_____________
                           | (229) MidCap Stock                      $_____________    (242) PIMCO Short-Term Bond   $_____________
                           |                                                           (244) PIMCO Total Return Bond $_____________
                           | Dreyfus Variable Investment Fund
                           | (132) Quality Bond                      $_____________    Putnam Variable Trust
                           | (133) Small Cap                         $_____________    (137) Putnam VT Diversified
                           |                                                            Income                       $_____________
                           | Fidelity Variable Insurance Products Fund                 (138) Putnam VT Growth and
                           | (233) VIP Asset Manager                 $_____________     Income                       $_____________
                           | (232) VIP Contrafund                    $_____________    (139) Putnam VT Int'l Growth
                           | (230) VIP Equity-Income                 $_____________     and Income                   $_____________
                           | (231) VIP Growth                        $_____________
                           |                                                           SAFECO Resource Series Trust
                           | Janus Aspen Series--Service Shares                        (140) Equity                  $_____________
                           | (236) Aggressive Growth                 $_____________    (141) Growth Opportunities    $_____________
                           | (234) International Growth              $_____________
                           | (235) Worldwide Growth                  $_____________    The Universal Institutional Funds, Inc.
                           |                                                           (135) Equity Growth           $_____________
                           | J. P. Morgan Series Trust II                              (136) High Yield              $_____________
                           | (237) J. P. Morgan Small Company        $_____________
                           |                                                           Vanguard Variable Insurance Fund
                           | MFS Variable Insurance Trust                              (245) High Yield Bond         $_____________
                           | (239) MFS Capital Opportunities         $_____________    (246) REIT Index              $_____________
                           | (134) MFS Emerging Growth               $_____________
                           | (240) MFS New Discovery                 $_____________    Van Kampen Life Investment Trust
                           | (238) MFS Research                      $_____________    (142) Strategic Stock         $_____________
                           |
                           | Neuberger Berman Advisers Management Trust                Warburg Pincus Trust
                           | (241) Mid-Cap Growth                    $_____________    (247) Small Company Growth    $_____________
                           |                                                           Other: ___________________    $_____________
                           |
                           |
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
[ ] AUTOMATIC            7.| Indicate frequency: _______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING            |
                           |                    (Division Name or Number)                       (Division Name or Number)
    ($5,000 minimum        | %_________:________________________________________    %_________:____________________________________
 accumulation value) Use   |
this section to apply for  | %_________:________________________________________    %_________:____________________________________
   or make changes to      |
Automatic Rebalancing of   | %_________:________________________________________    %_________:____________________________________
 the variable divisions.   |
   Please refer to the     | %_________:________________________________________    %_________:____________________________________
   prospectus for more     |
    information on the     | %_________:________________________________________    %_________:____________________________________
  Automatic Rebalancing    |
Option. This option is not | %_________:________________________________________    %_________:____________________________________
available while the Dollar |
 Cost Averaging Option is  | %_________:________________________________________    %_________:____________________________________
        in use.            |
                           | %_________:________________________________________    %_________:____________________________________
                           |
                           | %_________:________________________________________    %_________:____________________________________
                           |
                           | %_________:________________________________________    %_________:____________________________________
                           |
                           |  _________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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[ ] TELEPHONE            8.| I/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among
    PRIVILEGE              | the Variable Divisions and Declared Fixed Interest Account and to change allocations for future
    AUTHORIZATION          | purchase payments and monthly deductions.
                           |
 Complete this section if  | Initial the designation you prefer:
  you are applying for or  |
 revoking current telephone| __________Policy Owner(s) only--If Joint Owners, either one acting independently.
       privileges.         | __________Policy Owner(s) and Agent/Registered Representative who is appointed to represent AGL and the
                           |           firm authorized to service my policy.
                           |
                           | AGL and any person designated by this authorization will not be responsible for any claim, loss or
                           | expense based upon telephone transfer or allocation instructions received and acted upon in good faith,
                           | including losses due to telephone instruction communication errors. AGL's liability for erroneous
                           | transfers or allocations, unless clearly contrary to instructions received, will be limited to
                           | correction of the allocations on a current basis. If an error, objection or other claim arises due to a
                           | telephone transaction, I will notify AGL in writing within five working days from the receipt of the
                           | confirmation of the transaction from AGL. I understand that this authorization is subject to the terms
                           | and provisions of my policy and its related prospectus. This authorization will remain in effect until
                           | my written notice of its revocation is received by AGL at the address printed on the top of this
                           | service request form.
                           |
                           |___________INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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[ ] CORRECT AGE          9.|
                           | Name of Insured for whom this correction is submitted:___________________________________
                           |
Use this section to correct| Correct DOB: ________/________/________
 the age of any person     |
covered under this policy. |
Proof of the correct date  |
 of birth must accompany   |
      this request.        |
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[ ] TRANSFER OF         10.|                                    (Division Name or Number)               (Division Name or Number)
    ACCUMULATED VALUES     |
                           |
                           | Transfer $________ or %_______ from_______________________________to__________________________________
 Use this section if you   |
want to move money between | Transfer $________ or %_______ from_______________________________to__________________________________
 divisions. Withdrawals    |
 from the Declared Fixed   | Transfer $________ or %_______ from_______________________________to__________________________________
  Interest Account are     |
limited to 60 days after   | Transfer $________ or %_______ from_______________________________to__________________________________
the policy anniversary and |
to no more than 25% of the | Transfer $________ or %_______ from_______________________________to__________________________________
 total unloaned value of   |
   the Declared Fixed      | Transfer $________ or %_______ from_______________________________to__________________________________
 Interest Account on the   |
 policy anniversary. If a  | Transfer $________ or %_______ from_______________________________to__________________________________
   transfer causes the     |
balance in any division to | Transfer $________ or %_______ from_______________________________to__________________________________
  drop below $500, AGL     |
 reserves the right to     | Transfer $________ or %_______ from_______________________________to_________________________________
 transfer the remaining    |
       balance.            | Transfer $________ or %_______ from_______________________________to__________________________________
Amounts to be transferred  |
  should be indicated in   | Transfer $________ or %_______ from_______________________________to__________________________________
   dollar or percentage    |
   amounts, maintaining    | Transfer $________ or %_______ from_______________________________to__________________________________
  consistency throughout.  |
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[ ] REQUEST FOR         11.|  _________I request a partial surrender of $_________ or %_________ of the net cash surrender value.
    PARTIAL                |
    SURRENDER/             |  _________I request a loan in the amount of $________.
    POLICY LOAN            |
                           |  _________I request the maximum loan amount available from my policy.
 Use this section to apply |
  for a partial surrender  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
from or policy loan against| percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed Interest
policy values. For detailed| Account and Variable Divisions in use.
  information concerning   |
 these two options please  | ______________________________________________________________________________________________________
 refer to your policy and  |
its related prospectus. If | ______________________________________________________________________________________________________
  applying for a partial   |
   surrender, be sure to   | ______________________________________________________________________________________________________
  complete the Notice of   |
Withholding section of this| ______________________________________________________________________________________________________
Service Request in addition|
     to this section.      |
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[ ] NOTICE OF           12.| The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING            | is subject to federal income tax withholding unless you elect not to have withholding apply.
                           | Withholding of state income tax may also be required by your state of residence. You may elect not to
 Complete this section if  | have withholding apply by checking the appropriate box below. If you elect not to have withholding
  you have applied for a   | apply to your distribution or if you do not have enough income tax withheld, you may be responsible for
   partial surrender in    | payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding
       Section 11.         | and estimated tax are not sufficient.
                           |
                           | Check one: _______ I do want income tax withheld from this distribution.
                           |
                           |            _______ I do not want income tax withheld from this distribution.
                           |
                           | If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable)
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[ ] AFFIRMATION/        13.| CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE              | correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                           | Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require your
Complete this section for  | consent to any provision of this document other than the certification required to avoid backup
       ALL requests.       | withholding.
                           |
                           | Dated at __________________________________ this _________ day of ________________________, __________.
                           |
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF OWNER                                      SIGNATURE OF WITNESS
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF JOINT OWNER                                SIGNATURE OF WITNESS
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF ASSIGNEE                                   SIGNATURE OF WITNESS
                           |
                           |
                           |
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